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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
870 Commons Drive Aurora, Illinois		60504
(Address of principal executive office)		(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

        On August 14, 2018, Cabot Microelectronics Corporation, a Delaware corporation ("Cabot Microelectronics") entered into an Agreement and Plan of Merger ("Merger Agreement") with KMG Chemicals, Inc., a Texas corporation ("KMG"), and Cobalt Merger Sub Corporation, a Texas corporation and wholly owned subsidiary of Cabot Microelectronics ("Merger Sub"), providing for the acquisition of KMG by Cabot Microelectronics. The Merger Agreement and the Merger (as defined below) have been unanimously approved by the board of directors of each of Cabot Microelectronics and KMG.

        The Merger Agreement provides that, upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into KMG (the "Merger"), with KMG continuing as the surviving corporation and a wholly owned subsidiary of Cabot Microelectronics.

        At the effective time of the Merger, each outstanding share of KMG common stock, par value $0.01 per share ("KMG Common Stock"), other than shares owned by KMG, Cabot Microelectronics and their subsidiaries, dissenting shares, or shares subject to a KMG Equity Award (as defined below), will automatically be converted into the right to receive the following consideration (collectively, the "Merger Consideration"), without interest:

  •
  $55.65 in cash (the "Cash Consideration"); and

  •
  0.2000 shares of common stock of Cabot Microelectronics, par value $0.001 per share ("CMC Common Stock").

        Immediately prior to closing, each restricted stock unit award relating to shares of KMG Common Stock (each, a "KMG Equity Award") granted prior to August 14, 2018 will vest (with any applicable performance targets deemed satisfied at the level specified in the applicable award agreement) and be cancelled in exchange for the Merger Consideration in respect of each share of KMG Common Stock underlying the applicable KMG Equity Award.

        Each KMG Equity Award granted on or following August 14, 2018 will be converted into a corresponding award relating to shares of CMC Common Stock and continue to vest post-closing in accordance with the terms of the applicable award agreement (which will include vesting on a qualifying termination of employment).

        The consummation of the Merger is subject to customary closing conditions, including the adoption of the Merger Agreement by KMG's shareholders and the expiration or termination of all waiting periods applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        Cabot Microelectronics and KMG have each made customary representations, warranties and covenants in the Merger Agreement, including covenants by each of the parties relating to conduct of their business prior to the closing of the Merger. The Merger Agreement contains customary non-solicitation restrictions prohibiting KMG from soliciting alternative acquisition proposals from third parties or, subject to certain limited exceptions, providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals. The Merger Agreement also requires KMG to call and hold a special meeting of KMG's shareholders to adopt the Merger Agreement and approve the Merger and, subject to certain limited exceptions, recommend that KMG's shareholders adopt the Merger Agreement and approve the Merger.

        The Merger Agreement contains certain customary termination rights by either Cabot Microelectronics or KMG, including if the Merger is not consummated by February 14, 2019, which may be extended under certain circumstances to May 14, 2019 in order to obtain a required regulatory approval.

        If the Merger Agreement is terminated under certain circumstances, including termination by Cabot Microelectronics following a change of KMG's board of directors' recommendation in favor of the Merger, KMG will be obligated to pay to Cabot Microelectronics a termination fee equal to $38,765,000 in cash.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

        The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Cabot Microelectronics or KMG. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement.

Voting Agreements

        On August 14, 2018, in connection with the execution of the Merger Agreement, Cabot Microelectronics entered into separate voting and support agreements (collectively, the "Voting Agreements"), with each of Christopher T. Fraser, KMG's Chairman, President and Chief Executive Officer, and Fred C. Leonard III, a member of KMG's board of directors, pursuant to which, among other matters, they agree (1) to vote the shares of KMG Common Stock held by each of them in favor of the Merger and (2) not to transfer their shares of KMG Common Stock prior to the consummation of the Merger, in each case subject to certain limited exceptions. The Voting Agreements are included as Exhibits 99.1 and 99.2 to this report on Form 8-K. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01    Other Events.

        On August 14, 2018, in connection with the execution of the Merger Agreement, the Company entered into a commitment letter, dated as of August 14, 2018 (the "Commitment Letter"), with JPMorgan Chase Bank, N.A., Bank of America, N.A. and Goldman Sachs Bank USA (together, the "Commitment Parties") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Commitment Parties have committed to arrange and provide, subject to the terms and conditions of the Commitment Letter, a senior secured revolving credit facility in an aggregate principal amount of up to $200,000,000 and a senior secured term loan facility in an aggregate principal amount of up to $1,065,000,000.

FORWARD LOOKING STATEMENTS

        This communication contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for closing of the proposed transaction between Cabot Microelectronics and KMG, the expected benefits and synergies of the proposed transaction and the capital structure of the combined company. Statements that are not historical facts, including statements about Cabot Microelectronics' and KMG's beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations of Cabot Microelectronics' and KMG's management and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability to satisfy the conditions to closing of the proposed transaction on the expected timing or at all and other risks related to the completion of the proposed transaction; the ability to obtain required shareholder and regulatory approvals for the proposed transaction on the expected timing or at all; the ability to complete the proposed transaction on the expected terms and timing or at all; higher than expected or unexpected costs associated with or relating to the proposed transaction; the risk that expected benefits, synergies and growth prospects of the proposed transaction may not be achieved in a timely manner or at all; the ability to successfully integrate KMG's business with Cabot Microelectronics following the closing; the risk that Cabot Microelectronics and KMG will be unable to retain and hire key personnel; and the risk that disruption from the proposed transaction may adversely affect Cabot Microelectronics' and KMG's business and their respective relationships with customers, suppliers, distributors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Cabot Microelectronics' and KMG's filings with the Securities and Exchange Commission ("SEC"), including the risk factors contained in each of Cabot Microelectronics' and KMG's most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management's current expectations and are inherently uncertain. Except as required by law, neither Cabot Microelectronics nor KMG undertakes any obligation to update forward-looking statements made by it to reflect new information, subsequent events or circumstances.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

        In connection with the proposed transaction, Cabot Microelectronics will file with the SEC a registration statement of Cabot Microelectronics on Form S-4 (the "registration statement") that will include a proxy statement of KMG and that will also constitute a prospectus of Cabot Microelectronics (the "proxy statement/prospectus"). KMG will mail the proxy statement/prospectus to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT MICROELECTRONICS, KMG AND THE PROPOSED TRANSACTION. The registration statement, proxy statement/prospectus and other documents filed by Cabot Microelectronics with the SEC may be obtained free of charge at Cabot Microelectronics' website at www.cabotcmp.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Cabot Microelectronics by requesting them by mail at Cabot Microelectronics Corporation, 870 North Commons Drive, Aurora, Illinois 60504, Attention: Investor Relations, or by telephone at (630) 499-2600. The proxy statement/prospectus and other documents filed by KMG with the SEC may be obtained free of charge at KMG' website at www.kmgchemicals.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from KMG by requesting them by mail at KMG Chemicals, Inc., 300 Throckmorton Street, Fort Worth, TX 76102, Attention: Investor Relations, or by telephone at (817) 761-6100.

PARTICIPANTS IN THE SOLICITATION

        KMG, Cabot Microelectronics, their respective directors and certain of their executive officers and employees may be deemed participants in the solicitation of proxies from KMG shareholders in connection with the proposed transaction under SEC rules. Information regarding Cabot Microelectronics' directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on November 15, 2017, and in its definitive proxy statement filed with the SEC on January 23, 2018 in connection with its 2018 annual meeting of stockholders. Information regarding KMG's directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on October 16, 2017, and in its definitive proxy statement filed with the SEC on November 3, 2017 in connection with its 2017 annual meeting of shareholders. Information regarding the persons who may be deemed to be participants in the solicitation of KMG shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 14, 2018, among Cabot Microelectronics Corporation, KMG Chemicals, Inc. and Cobalt Merger Sub Corporation
99.1	Voting and Support Agreement, dated August 14, 2018, between Cabot Microelectronics Corporation and Christopher T. Fraser
99.2	Voting and Support Agreement, dated August 14, 2018, between Cabot Microelectronics Corporation and Fred C. Leonard III

 EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 14, 2018, among Cabot Microelectronics Corporation, KMG Chemicals, Inc. and Cobalt Merger Sub Corporation
99.1	Voting and Support Agreement, dated August 14, 2018, between Cabot Microelectronics Corporation and Christopher T. Fraser
99.2	Voting and Support Agreement, dated August 14, 2018, between Cabot Microelectronics Corporation and Fred C. Leonard III

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2018	CABOT MICROELECTRONICS CORPORATION
	By:	/s/ Scott D. Beamer Scott D. Beamer Vice President and Chief Financial Officer

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES